Tax-Free Money Market Fund
A Portfolio of Money Market Obligations Trust
INVESTMENT SHARES (TICKER TFIXX)
SERVICE SHARES (TICKER TFSXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2016
On February 18, 2016, the Board of Directors of Federated Investors, Inc. (“Federated”) approved the transfer by Federated Investment Management Company (FIMCO) of FIMCO's majority stake in Tax-Free Money Market Fund's (the “Fund”) investment adviser, Passport Research, Ltd. (the “Adviser”), to Edward D. Jones & Co., L.P. (“Edward Jones”).
Currently, the Adviser is a joint venture between Federated and Edward Jones. FIMCO is the general partner of the Adviser and currently owns a 50.5% general partner interest in the Adviser. Edward Jones is the limited partner of the Adviser and currently owns a 49.5% limited partner interest in the Adviser.
Prior to the transfer, it is anticipated that customers of Edward Jones with accounts in the Fund will be given the opportunity to transition from the Fund to the Edward Jones Money Market Fund, another money market fund managed by the Adviser, during the third quarter of 2016. Thereafter, subject to Board approval, it is expected that the Fund will either be liquidated or reorganized into another Federated-sponsored, tax-exempt money market fund prior to the transfer being consummated.
The transfer, and related transactions, are subject to various approvals, consents and other contingencies, such as Fund shareholder consents and approvals and other conditions prior to consummation.
May 25, 2016
Tax-Free Money Market Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453175 (5/16)
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